EXHIBIT 32.1

Written Statement of Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

 (18 U.S.C. Section 1350)

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Tripos, Inc. (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

(a)        the Quarterly Report on Form 10-Q of the Company for the Quarter Ended March 31, 2005 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)        information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                            /s/ John P. McAlister

                                                            John P. McAlister

                                                            Chief Executive Officer

                                                            March 29, 2006

                                                            /s/ B. James Rubin

                                                            B. James Rubin

                                                            Chief Financial Officer

                                                            March 29, 2006